Ryan Hicke, CEO SEI Investments. Raymond James Institutional Investor Conference March 2, 2026

Safe Harbor Statement This presentation contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward- looking statements by terminology, such as "may," "will," "expect," "believe," ”remain” and "continue" or "appear." Our forward-looking statements include our current expectations as to: • our ability to maintain our sales momentum; • how we are reshaping our operating model, deepening client engagement and relationships, strengthening our talent, and sharpening our strategic vision, if at all; • our ability to generate earnings growth, sales events, and returns to our shareholders; • the evolution of our go-to-market strategy; • our ability to serve the world’s most sophisticated institutional, wealth, and asset management organizations; • our strategic priorities and our ability to execute against these priorities; • the strength of our position to address current and future uncertainties; • the impacts of market uncertainty; • the nature and scope of asset management products we will launch; • our ability to deliver sustained, long-term growth and shareholder value; • the demand for our products and services; • the headwinds that may affect our businesses; • the opportunities available to us for growth and to gain share in the markets in which we currently, and seek to, participate; • the performance of our various businesses, including the margins and profitability of such businesses and the events that may affect the margins, profitability and growth prospects of these businesses; • The drivers of future revenue, margin and earnings growth; • the benefits, if any, that we or our clients may derive from acquired assets; • the strength and elements of our balance sheet; • the strength of our pipelines and the momentum that each may have; • our run rate and the stability of the elements of that run rate; • our commitment to returning annual cash flow to shareholders and the percentage of this cash flow that may be returned; • the resiliency of our business; and • the market dynamics affecting our businesses. You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended Dec. 31, 2025, filed with the Securities and Exchange Commission. Past performance does not guarantee future results. Raymond James Institutional Investor Conference 2

Raymond James Institutional Investor Conference 3 Leveraging SEI’s unique competitive position Advice Administration Asset management Innovation Scale Investment

Raymond James Institutional Investor Conference SEI’s business evolution 4 Legacy Inflection Future 7% Avg. annual EPS growth 2017 to 2022 24% Consolidated operating margin 2022 $364M Avg. annual share repurchases 2017 to 2022 $69M Total net sales events 2022 -14% Avg. annual total shareholder return 2017 to 2022 18% Avg. annual EPS growth 2022 to 2025 27% Consolidated operating margin 2025 $616M Total share repurchases 2025 $150M Total net sales events 2025 46% Avg. annual total shareholder return 2022 to 2025 Continued momentum Earnings per share Net sales events Consolidated operating margins 90-100% Combined dividend and share repurchases % of free cash flow 2017 to 2022 2022 to today “SEI 2025 to 2030” Double- digit Average annual TSR Total shareholder return calculated using FactSet, assuming reinvestment of dividends

Raymond James Institutional Investor Conference 5 SEI’s path to accelerating growth POWERING GROWTH Invest in proven growth engines Enterprise excellence Strategic capital allocation Boost international returns Reimagine “asset management” Reimagine “asset management”

Raymond James Institutional Investor Conference 6 Reimagine “assetman gement” Reimagine “asset management” Grow the core Move up market Grow wealth management capability

0% 10% 20% 30% SEI 2024 S&P 500 Average SEI 2030 Target Raymond James Institutional Investor Conference 7 Significant margin upside within global business 0% 10% 20% 30% 40% Global ex-North America North America Operating margins: Global upside % of revenue from non-U.S. Boost international returns Boost international returns Source: 2023 S&P Global Market Intelligence analysis

Raymond James Institutional Investor Conference 8 Capitalize on existing strengths Global alternative investment managers Regional and community banks Enterprise RIAs Professional services Invest in proven growth engines Invest in proven growth engines

Raymond James Institutional Investor Conference 9 Expand initiatives that drive operational gains Enterprise excellence Enterprise excellence Growth Talent CulturePowering the future.

Raymond James Institutional Investor Conference 10 Smart use of capital against growth opportunities Capital Allocation: More than money Balance sheet strategy Dividends and buybacks M&A and internal investment Human capital Automation and innovation Strategic capital allocation Strategic capital allocation

AI risks and opportunities… let’s talk about it 11

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